EXHIBIT 99.1

Accrued Interest Date:                                Collection Period Ending:
27-Oct-03                                                             31-Oct-03

Distribution Date:         BMW VEHICLE OWNER TRUST 2002-A             Period #
                           ------------------------------
25-Nov-03                                                                   18

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

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Balances
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                                                                                             Initial                  Period End
      Receivables                                                                     $1,401,763,032                $611,068,014
      Reserve Account                                                                    $14,017,630                 $12,221,360
      Yield Supplement Overcollateralization                                              $6,397,885                  $2,985,732
      Class A-1 Notes                                                                   $311,000,000                          $0
      Class A-2 Notes                                                                   $358,426,000                          $0
      Class A-3 Notes                                                                   $446,779,000                $328,922,135
      Class A-4 Notes                                                                   $251,253,000                $251,253,000
      Class B Notes                                                                      $27,907,000                 $27,907,000

Current Collection Period
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      Beginning Receivables Outstanding                                                 $647,846,232
      Calculation of Total Distribution Amount
           Regular Principal Distributable Amount
                Receipts of Scheduled Principal                                          $18,720,607
                Receipts of Pre-Paid Principal                                           $17,284,941
                Liquidation Proceeds                                                        $435,228
                Principal Balance Allocable to Gross Charge-offs                            $337,443
           Total Receipts of Principal                                                   $36,778,218

           Interest Distribution Amount
                Receipts of Interest                                                      $4,177,547
                Servicer Advances                                                                 $0
                Reimbursement of Previous Servicer Advances                                ($607,981)
                Accrued Interest on Purchased Receivables                                         $0
                Recoveries                                                                   $15,578
                Net Investment Earnings                                                       $9,548
           Total Receipts of Interest                                                     $3,594,693

           Release from Reserve Account                                                           $0

      Total Distribution Amount                                                          $40,035,468

      Ending Receivables Outstanding                                                    $611,068,014

Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance                             $2,899,790
      Current Period Servicer Advance                                                             $0
      Current Reimbursement of Previous Servicer Advance                                   ($607,981)
      Ending Period Unreimbursed Previous Servicer Advances                               $2,291,809

Collection Account
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      Deposits to Collection Account                                                     $40,035,468
      Withdrawals from Collection Account
           Servicing Fees                                                                   $539,872
           Class A Noteholder Interest Distribution                                       $2,091,375
           First Priority Principal Distribution                                                  $0
           Class B Noteholder Interest Distribution                                         $112,791
           Regular Principal Distribution                                                $36,620,441
           Reserve Account Deposit                                                                $0
           Unpaid Trustee Fees                                                                    $0
           Excess Funds Released to Depositor                                               $670,989
      Total Distributions from Collection Account                                        $40,035,468


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Excess Funds Released to the Depositor
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           Release from Reserve Account                                     $735,564
           Release from Collection Account                                  $670,989
      Total Excess Funds Released to the Depositor                        $1,406,554

Note Distribution Account
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      Amount Deposited from the Collection Account                       $38,824,607
      Amount Deposited from the Reserve Account                                   $0
      Amount Paid to Noteholders                                         $38,824,607

Distributions
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      Monthly Principal Distributable Amount                   Current Payment       Ending Balance     Per $1,000         Factor
      Class A-1 Notes                                                       $0                   $0          $0.00          0.00%
      Class A-2 Notes                                                       $0                   $0          $0.00          0.00%
      Class A-3 Notes                                              $36,620,441         $328,922,135         $81.97         73.62%
      Class A-4 Notes                                                       $0         $251,253,000          $0.00        100.00%
      Class B Notes                                                         $0          $27,907,000          $0.00        100.00%

      Interest Distributable Amount                            Current Payment           Per $1,000
      Class A-1 Notes                                                       $0                $0.00
      Class A-2 Notes                                                       $0                $0.00
      Class A-3 Notes                                               $1,157,551                $2.59
      Class A-4 Notes                                                 $933,824                $3.72
      Class B Notes                                                   $112,791                $4.04



Carryover Shortfalls
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                                                                         Prior
                                                                        Period
                                                                       Carryover      Current Payment     Per $1,000
      Class A-1 Interest Carryover Shortfall                                $0                   $0             $0
      Class A-2 Interest Carryover Shortfall                                $0                   $0             $0
      Class A-3 Interest Carryover Shortfall                                $0                   $0             $0
      Class A-4 Interest Carryover Shortfall                                $0                   $0             $0
      Class B Interest Carryover Shortfall                                  $0                   $0             $0


Receivables Data
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                                                              Beginning Period        Ending Period
      Number of Contracts                                               37,761               36,559
      Weighted Average Remaining Term                                    36.14                35.19
      Weighted Average Annual Percentage Rate                            6.38%                6.37%

      Delinquencies Aging Profile End of Period                  Dollar Amount           Percentage
           Current                                                $549,256,266               89.88%
           1-29 days                                               $50,669,097                8.29%
           30-59 days                                               $9,012,426                1.47%
           60-89 days                                               $1,130,133                0.18%
           90-119 days                                                $267,131                0.04%
           120-149 days                                               $732,961                0.12%
           Total                                                  $611,068,014              100.00%
           Delinquent Receivables +30 days past due                $11,142,651                1.82%



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      Write-offs
           Gross Principal Write-Offs for Current Period              $337,443
           Recoveries for Current Period                               $15,578
           Net Write-Offs for Current Period                          $321,865

           Cumulative Realized Losses                               $4,847,518


      Repossessions                                              Dollar Amount                Units
           Beginning Period Repossessed Receivables Balance         $1,331,009                   62
           Ending Period Repossessed Receivables Balance            $1,222,035                   60
           Principal Balance of 90+ Day Repossessed Vehicles          $188,771                    7



Yield Supplement Overcollateralization
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      Beginning Period Required Amount                              $3,143,509
      Beginning Period Amount                                       $3,143,509
      Ending Period Required Amount                                 $2,985,732
      Current Period Release                                          $157,778
      Ending Period Amount                                          $2,985,732
      Next Distribution Date Required Amount                        $2,831,880

Reserve Account
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      Beginning Period Required Amount                             $12,956,925
      Beginning Period Amount                                      $12,956,925
      Net Investment Earnings                                           $9,548
      Current Period Deposit                                                $0
      Current Period Release to Collection Account                          $0
      Current Period Release to Depositor                             $735,564
      Ending Period Required Amount                                $12,221,360
      Ending Period Amount                                         $12,221,360

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